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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         -------------------------------

                                  FORM 8-K/A-1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                       ----------------------------------


        Date of Report (Date of earliest event reported): AUGUST 7, 1997
                                                          --------------


                       SUMMIT PROPERTIES PARTNERSHIP, L.P.
               (Exact name of Registrant as specified in charter)



           DELAWARE                      0-22411                 56-1857809
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission file number)      (IRS employer
     of incorporation)                                       identification no.)


             212 SOUTH TRYON STREET, SUITE 500, CHARLOTTE, NC 28281
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (704) 334-9905
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



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         The Form 8-K of Summit Properties Partnership, L.P. filed on August 11,
1997 is hereby amended to include certain exhibits.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NUMBER        EXHIBIT

     1.1 Definitive Underwriting Agreement, dated August 7, 1997, relating to the 6.80% Notes due 2002, the 6.95% Notes due 2004 and the 7.20% Notes due 2007.

     4.1 Definitive Supplemental Indenture No. 1, dated as of August 12, 1997, between Summit Properties Partnership, L.P. and First Union National Bank.

     4.2 Summit Properties Partnership, L.P. 6.80% Note due 2002, dated August 12, 1997.

     4.3 Summit Properties Partnership, L.P. 6.95% Note due 2004, dated August 12, 1997.

     4.4 Summit Properties Partnership, L.P. 7.20% Note due 2007, dated August 12, 1997.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

                                      SUMMIT PROPERTIES PARTNERSHIP, L.P.

                                      By: SUMMIT PROPERTIES INC., its general
                                          partner


Dated: August 18, 1997                By: /s/ Michael L. Schwarz
                                          --------------------------------------
                                          Michael L. Schwarz
                                          Executive Vice President
                                          Chief Financial Officer